Exhibit 32.1

CERTIFICATION OF CEO AND CFO PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of American Bitcoin Corp. (the “Company”) for the fiscal period ended September 30, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Michael Ho, as Chief Executive Officer of the Company, and Matt Prusak, as Interim Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and
(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2025

By:	/s/ Michael Ho
Name:	Michael Ho
Title:	Chief Executive Officer

By:	/s/ Matt Prusak
Name:	Matt Prusak
Title:	Interim Chief Financial Officer